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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 15, 1998


                      PROFFITT'S CREDIT CARD MASTER TRUST
                      -----------------------------------
              (Exact Name of Registrant as Specified in Charter)


Not Applicable                   333-28811-01                 Not Applicable
--------------                   ------------                 --------------
(State or Other                  (Commission                  (IRS Employer
Jurisdiction of                  File Number)               Identification No.)
Incorporation)


                  P.O. Box 20080, Jackson, Mississippi 39289
             ----------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)


                                (601) 968-4400
                          --------------------------
             (Registrant's Telephone Number, including Area Code)




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ITEM 5.  OTHER EVENTS.
------   ------------

        Proffitt's Inc., as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of March 1998, to the Series 1997-2 Certificateholders on April 15, 1998.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EVENTS.
------   -----------------------------------------------------------------

         (c)  Exhibits.

              The following exhibits are filed herewith:

         Exhibit No.            Description
         ----------             -----------

         99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of March 1998








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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PROFFITT'S, INC., as Servicer under the
                                    PROFFITT'S CREDIT CARD MASTER TRUST
                                    (Registrant)


                                    /s/ Douglas E. Coltharp
                                    ------------------------------
                                    Douglas E. Coltharp
                                    Executive Vice President and
                                    Chief Financial Officer


Date: April 15, 1998



                                      -3-

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------

 99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of March 1998